Principal Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel

April 4, 2025

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington DC 20549

RE:     Rule 485(a) Filing for Principal Funds, Inc. (the “Registrant”)

Dear SEC Reviewer:

The Registrant is filing this “A” filing to launch a new mutual fund series, the Principal Global Macro Fund, and to amend the prospectus for the Principal Global Sustainable Listed Infrastructure Fund (the “Infrastructure Fund”), a currently existing mutual fund series of the Registrant. For the Infrastructure Fund, Registrant is removing “Sustainable” from that Fund’s name and revising the prospectus disclosure because that Fund will no longer be subject to an 80% test with respect to sustainable investing.

Please contact me with any comments or questions at sullivan.john.l@principal.com or (515) 247-6651.

Sincerely,

/s/ John L. Sullivan

John L. Sullivan
Assistant General Counsel
Principal Global Investors, LLC